UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 18, 2024
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
333-274815	THE EMPIRE DISTRICT ELECTRIC COMPANY	Kansas	44-0236370
333-274815-01	EMPIRE DISTRICT BONDCO, LLC	Delaware	93-3459519

The Empire District Electric Company	EMPIRE DISTRICT BONDCO, LLC

602 S. Joplin Avenue Joplin, Missouri 64801 (Address of principal executive offices)(Zip Code) (417) 625-5100 (Registrant’s telephone number, including area code)

c/o The Empire District Electric Company
602 S. Joplin Avenue
Joplin, Missouri 64801
 (Address of principal executive offices) (Zip Code)

(417) 625-5100
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	The Empire District Electric Company	☐

Emerging growth company	Empire District Bondco, LLC	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

The Empire District Electric Company	☐

Empire District Bondco, LLC	☐

Item 8.01.	Other Events

On January 18, 2024, The Empire District Electric Company (the “Utility”) and Empire District Bondco, LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and RBC Capital Markets, LLC, as the underwriters, with respect to the purchase and sale of $305,490,000 of Securitized Utility Tariff Bonds, Series 2024-A (the “Bonds”), to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement (together, the “Indenture”), each to be dated as of January 30, 2024, the forms of which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Bonds were offered pursuant to the prospectus dated January 18, 2024 (the “Prospectus”). In connection with the issuance of the Bonds, the Utility and the Issuing Entity also expect to enter into a Securitized Utility Tariff Property Servicing Agreement, Securitized Utility Tariff Property Purchase and Sale Agreement, and Administration Agreement, each to be dated as of January 30, 2024, the forms of which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and the Underwriting Agreement is annexed hereto as Exhibit 1.1.

Additionally, effective as of January 17, 2024, the Issuing Entity adopted an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”) in connection with the issuance of the Bonds. The A&R LLC Agreement, which is described in the Prospectus, was previously approved by the Utility, the sole member of the Issuing Entity. The description of the A&R LLC Agreement in the Prospectus is not complete and is qualified in its entirety by reference to the full text of the A&R LLC Agreement, which is annexed hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement among Empire District Bondco, LLC, The Empire District Electric Company and Goldman Sachs & Co. LLC and RBC Capital Markets, LLC, as the Underwriters party thereto, dated January 18, 2024

3.2	Amended and Restated Limited Liability Company Agreement of Empire District Bondco, LLC, to be dated as of January 17, 2024

4.1	Form of Indenture between Empire District Bondco, LLC and The Bank of New York Mellon Trust Company, N.A., to be dated as of January 30, 2024

4.2	Form of Series Supplement between Empire District Bondco, LLC and The Bank of New York Mellon Trust Company, N.A. (including forms of the Bonds), to be dated as of January 30, 2024

10.1	Form of Securitized Utility Tariff Property Servicing Agreement between Empire District Bondco, LLC and The Empire District Electric Company, as Servicer, to be dated as of January 30, 2024

10.2	Form of Securitized Utility Tariff Property Purchase and Sale Agreement between Empire District Bondco, LLC and The Empire District Electric Company, as Seller, to be dated as of January 30, 2024

10.3	Form of Administration Agreement between Empire District Bondco, LLC and The Empire District Electric Company, as Administrator, to be dated as of January 30, 2024

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By:	/s/ Kevin Noblet
Kevin Noblet
President

	By:	/s/ Jennifer Shewmake
Jennifer Shewmake
Dated: January 22, 2024		Treasurer and Secretary

EMPIRE DISTRICT BONDCO, LLC

	By:	/s/ Kevin Noblet
Kevin Noblet
Manager and President

	By:	/s/ Jennifer Shewmake
Jennifer Shewmake
Dated: January 22, 2024		Manager, Secretary and Treasurer